U.S. Securities and Exchange Commission

Washington, D.C.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SFSB, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

(443) 265-5570

June 10, 2005

Dear Stockholder:

On behalf of the Board of Directors and management of SFSB, Inc. (the “Company”), we cordially invite you to attend a special meeting of stockholders (“Special Meeting”) to be held on July 21, 2005, at 4:30 p.m., local time, at the Slavie Federal Savings Bank Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015. The attached Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting.

The Board of Directors of the Company has determined that the approval of each of the matters to be considered at the Special Meeting is in the best interests of the Company and its stockholders. The Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE.

This will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting. Your vote is important, regardless of the number of shares that you own. All stockholders are urged to attend the Special Meeting in person or by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Philip E. Logan
President, Chief Executive Officer
and Chairman of the Board

SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 21, 2005, AT 4:30 P.M.

A Special Meeting of stockholders of SFSB, Inc. (the “Company”), a federally chartered mid-tier stock holding company, will be held on July 21, 2005, at 4:30 p.m., local time, at the Slavie Federal Savings Bank Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015 for the following purposes:

1.	The approval of the SFSB, Inc. 2005 Stock Option Plan,

2.	The approval of the SFSB, Inc. 2005 Recognition and Retention Plan, and

3.	To act upon any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing matters are described in more detail in the enclosed proxy statement. Pursuant to our by-laws, the board of directors has fixed the close of business on May 30, 2005, as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.

Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy card and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to or at the Special Meeting by written notice to SFSB, Inc., by executing and delivering to the Company a proxy bearing a later date, or by attending the Special Meeting and voting in person.

You are cordially invited to attend the meeting in person or by proxy.

By Order of the Board of Directors,

Charles E. Wagner, Jr., Secretary

Bel Air, Maryland

June 10, 2005

SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

PROXY STATEMENT

Special Meeting of Stockholders to be held on

July 21, 2005, at 4:30 P.M.

INTRODUCTION

Your vote at the Special Meeting is important to us. Please vote your shares of the Company’s common stock, par value of $0.01 per share (the “Common Stock”), by completing the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope. This proxy statement has information about the Special Meeting and was prepared by our management for the board of directors. The proxy statement and the accompanying proxy card are first being mailed to you on or about June 10, 2005.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

Holders of Common Stock at the close of business on May 30, 2005, the Record Date relating to the Special Meeting, may vote at the Special Meeting. At the Record Date, 2,975,625 shares of Common Stock were outstanding, and we had approximately 146 stockholders of record. Each share of Common Stock is entitled to one vote per share.

Who are the proxies?

The Board of Directors selected Directors James D. Wise and Mr. Thomas J. Drechsler or either of them, to act as proxies with full power of substitution.

What do I need to do now?

Read this proxy statement. Then, if you choose to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card to the Company in the enclosed postage-paid envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Special Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or “revoking” your proxy right up to the day of the Special Meeting, and you will ensure that your shares get voted if you later find you are unable to attend.

Can I change my vote after I have mailed my signed proxy card?

Yes. You can change your vote at any time before the vote is taken at the Special Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary, SFSB, Inc., 1614 Churchville Road, Bel Air, Maryland 21015 and we must receive the notice or new proxy card before the vote is taken at the Special Meeting. Third, you can attend the Special Meeting and vote in person. Note that simply attending the Special Meeting, however, will not revoke your prior proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

In addition to solicitation by mail, will the Company solicit proxies by any other means?

Yes. In addition to solicitation by mail, officers and directors of the Company, Inc. may solicit proxies personally or by telephone. The Company will not specifically compensate these persons for soliciting such proxies. All expenses in connection with solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company, who will receive no compensation for their services, may solicit proxies in person or by mail, telephone, facsimile transmission and other means.

The Company has retained Morrow & Co., Inc., 445 Park Avenue, New York, NY 10022, to assist in such solicitation for a fee of $7,500 plus expenses for its services. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

What if other matters come up at the Special Meeting?

The matters described in this Proxy Statement are the only matters that we now know will be voted on at the Special Meeting. If, however, other matters are properly presented at the Special Meeting, the proxy holders will vote your shares of Common Stock as they determine, in their discretion.

VOTING RIGHTS

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting will be necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

If a quorum is present, subject to the discussion below regarding the pending waiver request made to the Office of Thrift Supervision (“OTS”) and pursuant to OTS rules, approval of each of the two proposals requires the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special Meeting in person or by proxy and entitled to vote, excluding the votes cast by Slavie Bancorp, MHC, which owns 55% of the outstanding Common Stock of the Company. Subject to the discussion below regarding the pending waiver request made to the OTS, an abstention or broker “non-vote” would not be included in calculating votes cast with respect to these proposals, meaning that they have the same effect as a vote against the proposals.

A broker “non-vote” is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

The Company has applied for a waiver from the OTS from the voting requirement described above. If the Company’s waiver request is approved by the OTS prior to the Special Meeting, assuming that a quorum is present, approval of each of the two proposals will require the affirmative vote of both:

(i)	The holders of a majority of all votes eligible to be cast at the Special Meeting in person or by proxy and entitled to vote, including votes cast by Slavie Bancorp, MHC (“Voting Requirement A”), and

(ii)	The holders of a majority of all votes cast at the Special Meeting in person or by proxy and entitled to vote, excluding the votes cast by Slavie Bancorp, MHC (“Voting Requirement B”).

For Voting Requirement A, abstentions and broker non-votes will have the same effect as a negative vote. However, because Slavie Bancorp, MHC owns 55% of the outstanding Common Stock, the votes cast by Slavie Bancorp, MHC will be determinative for Voting Requirement A. For Voting Requirement B, abstentions and broker non-votes will have no effect on the voting.

At the beginning of the Special Meeting, the Company will announce the vote required to approve each of the two proposals. Regardless of which vote is required, proxies will be voted as directed by the stockholder on the proxy card. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

FOR the approval of the SFSB, Inc. 2005 Stock Option Plan; and

FOR the approval of the SFSB, Inc. 2005 Recognition and Retention Plan.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the SFSB, Inc. 2005 Stock Option Plan and the SFSB, Inc. 2005 Recognition and Retention Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Officers, directors and employees of the Company and its subsidiaries have an interest in the matters being presented for stockholder approval at the Special Meeting. Assuming stockholder approval of the 2005 Stock Option Plan and the 2005 Recognition and Retention Plan, officers, directors and employees of the Company and its subsidiaries may be granted stock options or restricted stock under these new plans.

PROPOSAL ONE

APPROVAL OF SFSB, INC.

2005 STOCK OPTION PLAN

General

The purpose of the 2005 Stock Option Plan (the “Option Plan”) is to advance the interests of the Company and its stockholders by providing certain key employees and outside directors of the Company and its affiliates, including Slavie Federal Savings Bank (the “Bank”), an incentive to perform in a superior manner, to attract people of experience and ability, and to align the interests of the participants with the Company’s stockholders. To promote these objectives, our Board of Directors has adopted the Option Plan, subject to your approval.

We will recognize additional employee compensation and benefit expenses stemming from the options granted pursuant to the Option Plan. We cannot predict the actual amount of these expenses because applicable accounting practices require that they be based on the fair market value of the grant at specific points in the future. We must begin to expense options in the first quarter of 2006.

A summary of the Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Option Plan, a copy of which is attached to this proxy statement as Appendix A. You are urged to read the Option Plan in its entirety.

Summary

Administration. The Option Plan will be administered by a committee consisting of either by two or more members of the Board of Directors, each of whom must be a “non-employee director” as defined in the Option Plan or the entire board of the Company. The committee will:

•	select persons to receive awards from among the eligible participants;

•	determine the types of awards and the number of shares to be awarded to participants;

•	interpret and set the terms, conditions and provisions of the awards consistent with the terms of the Option Plan; and

•	establish rules for the administration of the Option Plan.

The committee has the power to interpret the Option Plan and to make all other determinations necessary or advisable for its administration. All determinations and interpretations made by the committee are binding and conclusive on all participants and on their legal representatives and beneficiaries.

Types of Awards. The Option Plan provides for awards in the form of (i) options to purchase shares of Common Stock (ii) limited rights, (iii) dividend equivalent rights, and (iv) reload options. Each of these awards is collectively referred to in this section of the proxy statement as “awards.” Each award granted pursuant to the Option Plan will be evidenced by a grant agreement setting forth the terms and conditions of the award to be granted, which may include terms regarding the manner of payment for awards granted to a grantee such as by payment by the tender of shares or pursuant to a cashless exercise.

Options –

•

Non-Qualified Stock Options. A non-qualified stock option is an award in the form of a stock option to purchase shares of the common stock. The stock option does not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Internal Revenue Code. The exercise price of each non-qualified stock option shall not be less than the fair market value of the common stock for the date on which the stock option is granted.

•

Incentive Stock Options. An incentive stock option is an award in the form of a stock option to purchase shares of common stock that is intended to comply with the requirements of Section 422 of the Internal Revenue Code. The exercise price of each incentive stock option shall not be less than the fair market value of the common stock for the date on which the stock option is granted.

•

Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised.

Limited Rights – The committee may grant limited rights simultaneously with the grant of any option to an employee, with respect to all or some of the shares of Common Stock covered by such option. Limited rights mean the right to receive an amount of cash based upon the terms set forth in the award. This right is only transferable when the underlying option is transferable and upon the same conditions. Upon exercise of the limited rights, the holder has the option of either receiving cash or shares of Common Stock.

Dividend Equivalent Rights – The committee may grant a dividend equivalent rights with respect to the shares covered by certain options. Dividend equivalent rights provide the holder with a cash benefit per share for each share underlying the unexercised portion of the related option equal to the amount of any extraordinary dividend (as defined in the Option Plan) declared by the Company. Specifics about the terms and conditions of the dividend equivalent rights shall be reflected in the option agreement. This right is only transferable when the related option is transferable and upon the same conditions.

Eligibility. Only employees and the Company and its affiliates and directors of the Company or an affiliate who are not employees of the Company or an affiliate are eligible to participate in the Option Plan. As of the date of this proxy statement, the Bank had 29 employees and there were five non-employee directors eligible to participate in the Option Plan.

Office of Thrift Supervision Requirements. Each award under the Option Plan shall be consistent with then applicable OTS regulations. Under current OTS regulations, unless waived by the OTS:

•	non-employee directors in the aggregate may not receive more than 30% of the options authorized under the Option Plan;

•	any one non-employee director may not receive more than 5% of the options authorized under the Option Plan;

•	any officer or employee may not receive more than 25% of the options authorized under the Option Plan;

•	the options may not vest more rapidly than 20% per year, beginning on the first anniversary of stockholder approval of the Option Plan; and

•	accelerated vesting is not permitted except for death, disability or upon a change in control of Slavie Federal Savings Bank or SFSB, Inc.

The management of the Company believes that the Option Plan complies with the requirements of the OTS, which does not endorse or approve the Option Plan in any manner.

Number of Shares that May Be Awarded. Under the Option Plan, the committee may grant awards for an aggregate of 145,805 shares of Common Stock, which may be adjusted in the event of certain corporate reorganizations, such as a stock split or stock dividend other increase or decrease in such shares, without receipt or payment of consideration by the Company. The committee can adjust the awards to prevent dilution or enlargement of the rights of the participants in certain instances.

To the extent we use authorized but unissued shares to fund exercises of stock options under the Option Plan, the exercises will have the effect of diluting the holdings of current minority stockholders. Assuming all options under the Option Plan are awarded and exercised through the use of authorized but unissued common stock, current public stockholders would be diluted by approximately 4.67%.

Exercise Price of Awards. Under the terms of the Option Plan, the committee may grant options to purchase shares of Common Stock at a price which may not be less than the fair market value of the Common Stock on the date the option is granted.

Exercisability of Stock Options and Other Terms and Conditions. Generally, stock options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the Internal Revenue Code, certain options granted may be designated as “incentive stock options” and may be granted only to employees. Options which are not designated and do not otherwise qualify as incentive stock options are “non-qualified stock options.” The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made (e.g., cash, shares of Common Stock, or in a cashless exercise). The award agreement shall include provisions regarding the terms of the options, termination of employment or service and such other terms as the committee deems appropriate, in each case consistent with the Option Plan.

Transferability of Awards. In the discretion of the Board, certain Non-Statutory Stock Options may be transferable by the holder. Incentive stock option awarded under the Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance.

Change in Control. The Option Plan provides that upon the occurrence of a change in control of the Company, as defined in the plan, the committee and the Board of Directors will either provide that the options are assumed or substituted by the acquiring or succeeding corporation or that the holders of the options receive a cash payment based upon a formula described in the Option Plan.

Amendment and Termination. The Option Plan has a term of ten years from the date of its adoption by our stockholders, after which no further awards may be granted. The Board of Directors may terminate, amend or modify the Option Plan at any time, but no amendment or modification shall be made which would impair the rights of any grantee of an award without the grantee’s consent. Notwithstanding anything to the contrary contained in the Option Plan, the Board may not amend or modify the Option Plan without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange or quotation system (e.g., Nasdaq) on which the Common Stock is listed or traded.

Effective Date of the Option Plan. The Option Plan will become effective upon the date of approval of the plan by the Company’s stockholders and shall continue until the earlier of (i) ten years, unless sooner terminated or (ii) the date on which all of the shares of Common Stock available upon exercise of awards have been exercised.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax effects applicable to awards under the Option Plan is a brief summary only, and reference should be made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax provisions.

Non-Qualified Stock Options. A grantee who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the option is exercised, the grantee will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the grantee upon disposition of the shares will be treated as capital gains or losses, and the grantee’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. A grantee who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee’s employment terminated due to death or disability). However, generally the excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the grantee does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the grantee, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding tax deduction. The grantee will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If either of the foregoing holding period requirements is not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the grantee will not recognize ordinary income, and the grantee will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Reload Options. The tax effect of reload options will be the same as that for Non-Qualified Stock Options or Incentive Stock Options, depending on the nature of the reload option.

Limited Rights and Dividend Equivalent Rights. A grantee who has been granted a limited right or a dividend equivalent right will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The grantee will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of any distributed shares, and the Company will then be entitled to a corresponding tax deduction.

Miscellaneous. When a grantee sells shares that the grantee has received under an award, the grantee will generally recognize long-term capital gain or loss if, at the time of the sale, the grantee has held the shares for more than one year from the date the grantee acquired the shares. If the grantee has held the shares for one year or less, the gain or loss will be short-term capital gain or loss.

Awards Under the Option Plan

The Company has not approved any awards under the Option Plan that are conditioned upon stockholder approval of the Option Plan and is not currently considering any specific awards or grants under the Option Plan.

Prior to making any awards under the Option Plan, the committee will consider all information the committee deems necessary to enable it to make grants, including surveys detailing grants made by similarly situated companies. The Option Plan provides the committee with flexibility to structure awards in a manner that it believes will be in the best interest of the Company. The ten year term of the Option Plan, coupled with the flexibility for structuring awards for different individuals over that time, should enable the committee to make grants over a period of time with such terms and conditions it deems appropriate.

Recommendation of the Board of Directors

The Board of Directors of the Company has determined that the approval and adoption of the Option Plan is in the best interests of the Company and its stockholders. The Board of Directors unanimously recommends a vote “FOR” approval of the Option Plan.

PROPOSAL TWO

APPROVAL OF SFSB, INC.

2005 RECOGNITION AND RETENTION PLAN

General

The purpose of the 2005 Recognition and Retention Plan (the “Recognition Plan”) is to advance the interests of the Company and its stockholders by providing certain key employees and outside directors of the Company and its affiliates, including the Bank, with compensation for their contributions and an incentive to perform in a superior manner, to attract people of experience and ability, and to align the interests of the participants with the Company’s stockholders. To promote these objectives, our Board of Directors has adopted the Recognition Plan, subject to your approval.

We will recognize additional employee compensation and benefit expenses stemming from the shares of Common Stock granted pursuant to the Recognition Plan. We cannot predict the actual amount of these expenses because applicable accounting practices require that they be based on the fair market value of the grant at specific points in the future.

A summary of the Recognition Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the plan, a copy of which is attached to this proxy statement as Appendix B. You are urged to read the plan in its entirety.

Summary

Administration. The Recognition Plan will be administered by a committee consisting of either by two or more members of the Board of Directors, each of whom must be a “non-employee director” as defined in the Recognition Plan or the entire board of the Company. The committee will:

•	select persons to receive stock awards from among the eligible participants;

•	determine the number of shares to be awarded to participants;

•	set the terms, conditions and provisions of the awards consistent with the terms of the Recognition Plan; and

•	establish rules for the administration of the Recognition Plan.

The committee has the power to interpret the Recognition Plan and to make all other determinations necessary or advisable for its administration. All determinations and interpretations made by the committee are binding and conclusive on all participants and on their legal representatives and beneficiaries.

Type of Awards. The Recognition Plan provides for the grant of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the plan.

Participants. The committee may grant awards to (i) any person who is currently employed by the Company or an affiliate of the Company, who is chosen by the committee to participate in the plan and (also called a key employee) and (ii) a director of the Company or an affiliate of the Company, who is not an employee of the Company or an affiliate. As of the date of this proxy statement, the Bank had 29 employees and there were five non-employee directors eligible to participate in the Recognition Plan.

Office of Thrift Supervision Requirements. Grants under the Recognition Plan shall be consistent with then applicable OTS regulations. Under current OTS regulations, unless waived by the OTS:

•	non-employee directors in the aggregate may not receive more than 30% of the shares authorized under the Recognition Plan;

•	any one non-employee director may not receive more than 5% of the shares authorized under the Recognition Plan;

•	any officer or employee may not receive more than 25% of the shares authorized under the Recognition Plan;

•	the shares may not vest more rapidly than 20% per year, beginning on the first anniversary of stockholder approval of the Recognition Plan; and

•	accelerated vesting is not permitted except for death, disability or upon a change in control of Slavie Federal Savings Bank or SFSB, Inc.

The management of the Company believes that the Recognition Plan complies with the requirements of the OTS which does not endorse or approve the Recognition Plan in any manner.

Number of Shares that May Be Awarded. Under the Recognition Plan, the committee may grant awards for an aggregate of 58,322 shares of Common Stock, which may be adjusted in the event of certain changes in capitalization, such as any reorganization, recapitalization, stock split or stock dividend, combination or exchange of shares, or other changes in the corporate structure or shares of the Company. This amount also represents 1.96% of the total outstanding shares and 4.36% of the total shares held by stockholders other than Slavie Bancorp, MHC. Awards which are forfeited by a recipient will again be available for issuance under the plan.

Terms and Conditions of Awards. The Recognition Plan will be administered by the committee, which will determine which of the key employees and directors will be granted awards and the number of shares covered by each award. Shares of restricted stock that are awarded by the committee shall, on the date of the award, be registered in the name of the recipient, in accordance with the terms and conditions established by the Recognition Plan. Share certificates issued with respect to such shares shall bear a restricted stock legend. Each recipient of an award will shall be notified by the committee in writing, including the terms upon which the restricted stock subject to the award may vest. Upon such notice, each recipient is required to execute and return to the Company, a restricted stock agreement setting forth the terms and conditions under which the shares subject the award shall vest, together with a stock power endorsed in blank. The recipient’s restricted stock and stock power shall be deposited with the Company’s escrow agent who shall hold the shares of Common Stock under the terms and conditions set forth in the restricted stock agreement.

Transferability of Awards. Awards under the Recognition Plan generally may not be assigned, encumbered, or transferred by the holder until such award is earned other than, in the event of the death of the recipient, by will or the laws of descent and distribution.

Voting of Shares Awarded Under the Plan. After an award has been granted and subject to the other terms of the Recognition Plan, the recipient as conditional owner of the shares will have the right to vote such shares.

Forfeiture. The committee will reflect the terms of each award in a restricted stock agreement which will include, among other items, information about the vesting of the shares subject to the award and conditions that may lead to the forfeiture of the shares. The Board of Directors of the company can revoke, rescind and terminate any award made under the Recognition Plan in certain instances.

Amendment and Termination. The Board of Directors may terminate, amend or modify the Recognition Plan at any time, but no amendment or modification shall be made which would impair the rights of any grantee of an award without the grantee’s consent. Notwithstanding anything to the contrary contained in the Recognition Plan, the Board may not amend or modify the Recognition Plan without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange or quotation system (e.g., Nasdaq) on which the Common Stock is listed or traded.

Effective Date of the Recognition Plan. The Recognition Plan will become effective upon the date of approval of the plan by the Company’s stockholders and shall continue until the earlier of (i) ten years, unless sooner terminated or (ii) the date on which all of the shares of Common Stock available for award under the plan have vested.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax effects applicable to awards under the Recognition Plan is a brief summary only, and reference should be made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax provisions.

In general, a grantee who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of the shares, the grantee will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the grantee upon disposition of restricted stock will be treated as capital gains or losses, and the grantee’s basis in such shares will be equal to the fair market value of the shares at the time of vesting.

A grantee may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a grantee makes this election, the income recognized will be equal to the fair market value of the stock on the date of grant, determined without regard to the vesting restriction, and the Company will be entitled to a corresponding tax deduction in the year of grant. If the grantee does not make an election pursuant to Section 83(b), any dividends paid to the grantee during the restriction period will be treated as compensation income to the grantee and the Company will be entitled to a corresponding tax deduction.

Awards Under the Recognition Plan

The Company has not approved any awards under the Recognition Plan that are conditioned upon stockholder approval of the Recognition Plan and is not currently considering any specific awards or grants under the Recognition Plan.

Prior to making any awards under the Recognition Plan, the committee will consider all information the committee deems necessary to enable it to make grants, including surveys detailing grants made by similarly situated companies. The Recognition Plan provides the committee with flexibility to structure awards in a manner that it believes will be in the best interest of the Company. The ten year term of the Recognition Plan, coupled with the flexibility for structuring awards for different individuals over that time, should enable the committee to make grants over a period of time with such terms and conditions it deems appropriate.

Recommendation of the Board of Directors

The Board of Directors of the Company has determined that the approval and adoption of the Recognition Plan is in the best interests of the Company and its stockholders. The Board of Directors unanimously recommends a vote “FOR” approval of the Recognition Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth information with respect to the beneficial ownership of SFSB, Inc.’s Common Stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe own in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

Name and Address of Beneficial Owner(1)	Common Stock	Percentage of Ownership
Leonard M. Blight, Jr.(2)	3,000	0.10%
J. Benson Brown(3)	5,500	0.18
Thomas J. Drechsler(4)	5,000	0.17
Thomas M. Esposito	-	-
Philip E. Logan	5,000	0.17
Ronald W. Robinson(5)	-	-
Robert M. Stahl, IV	-	-
Charles E. Wagner, Jr.(6)	5,000	0.17
James D. Wise	-	-
Sophie T. Wittelsberger(7)	-	-
All directors & executive officers as a group (10 people)	23,500	0.79
Slavie Bancorp, MHC(8)	1,636,594	55.00%
Slavie Federal Savings Bank Employee Stock Ownership Plan Trust(9)	116,630	3.92%

(1)	Unless otherwise indicated, the address of each person listed in the foregoing table is the address of SFSB, Inc.
(2)	Held jointly with his spouse.
(3)	Includes 3,000 shares owned by an individual retirement account.
(4)	Held jointly with his spouse.
(5)

Mr. Robinson resigned as the Chief Financial Officer, Treasurer and Principal Accounting and Financial Officer of SFSB, Inc. and Slavie Federal Savings Bank effective on June 7, 2005. Mr. Robinson cited personal reasons for his resignation. He will remain with Slavie Federal Savings Bank as its controller.

(6)	Held jointly with his spouse.
(7)	Mrs. Whittelsberger was elected as the Chief Financial Officer of SFSB, Inc. and Slavie Federal Savings Bank on June 6, 2005.
(8)	SFSB, Inc.’s executive officers and directors are also executive officers and directors of Slavie Bancorp, MHC.
(9)

These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the employee stock ownership plan debt is repaid. As of the Record Date, no shares have been allocated to ESOP participants. Messrs. Drechsler, Logan and Wise serve as trustees of the employee stock ownership plan. Unallocated shares and allocated shares for which the participants do not give voting instructions will generally be voted by the trustees.

DIRECTOR COMPENSATION

On February 7, 2005, the Board of Directors of SFSB, Inc. and Slavie Federal Savings Bank adopted a formal Director Compensation Policy. Under the Director Compensation Policy, the directors of Slavie Federal Savings Bank, including directors who are officers of SFSB, Inc. or Slavie Federal Savings Bank are entitled to cash remuneration for serving as a director as follows:

Each director, including employee directors, shall receive $700 for each regular meeting and the annual meeting, $75 for each quarterly meeting and an amount determined by the board of directors for special meetings. All directors are also eligible for an annual bonus, which shall be awarded at the discretion of the board of directors. In addition, each non-employee director shall be paid $200 for the first hour of each committee meeting attended, and $50 for each additional half-hour with a $700 maximum fee per committee meeting. Members of the loan committee shall also receive a monthly fee of $50. Directors shall be paid for two excused absences from board and committee meetings. Directors shall only be paid for additional absences if the absence is for a medical reason.

The board of directors or the compensation committee of the board of directors of Slavie Federal Savings Bank may also authorize discretionary payments to one or more Directors or the entire Board of Directors as a result of outstanding service.

All directors of SFSB, Inc. and Slavie Federal Savings Bank are entitled to reimbursement for reasonable expenses incurred on behalf of SFSB, Inc. and Slavie Federal Savings Bank.

The Secretary of Slavie Federal Savings Bank, in addition to any fees such person may receive as a director, shall be compensated $150.00 for each regular, annual and special board meeting attended and $75.00 for each quarterly meeting.

The Director Compensation Policy provides that unless and until SFSB, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Slavie Federal Savings Bank, no separate cash compensation will be paid to the directors of SFSB, Inc. in addition to that paid to them by Slavie Federal Savings Bank in their capacities as directors of Slavie Federal Savings Bank. SFSB, Inc. may determine in the future that such separate cash compensation is appropriate.

The Director Compensation Policy provides that the policy may be changed from time to time.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table. The following table sets forth, for the year ended December 31, 2004, certain information as to the total remuneration paid by Slavie Federal Savings Bank to its president and chief executive officer, as well as to the other executive officers of Slavie Federal Savings Bank who received salary and bonus in excess of $100,000 in 2004.

	Annual Compensation (1)
Name And Principal Position	Year	Salary		Bonus	Other Annual Compensation	All Other Compensation
Philip E. Logan, Chairman, President and Chief Executive Officer	2004	$136,750	(2)	$9,594	-	$6,779	(3)
	2003	$115,713	(2)	$5,616		$7,047	(3)

Charles E. Wagner, Jr., Senior Vice President, Chief Lending Officer and Secretary	2004	$108,550	(4)	$7,052	-	$12,716	(5)

	2003	101,550	(4)	$6,880		$12,130	(5)

(1)

Summary compensation information is excluded for the fiscal years ended December 31, 2002, as we were not a public company during that year and not required to provide information regarding that year in any filing with the Securities and Exchange Commission.

(2)	Includes director fees of $26,750 during 2004 and director fees of $20,100 during 2003.
(3)

Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,100), group life, disability and accidental death insurance benefits ($1,497) and health insurance benefits ($3,182) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,012), group life, disability and accidental death insurance benefits ($1,477) and health insurance benefits ($3,558) during 2003.

(4)

Includes director fees of $26,750 and $4,800 for service as secretary of Slavie Federal Savings Bank during 2004 and director fees of $20,100 and $4,050 for service as secretary of Slavie Federal Savings Bank during 2003.

(5)

Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,607), group life, disability and accidental death insurance benefits ($1,409) and health insurance benefits ($8,700) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($1,575), group life, disability and accidental death insurance benefits ($1,270) and health insurance benefits ($9,285) during 2003.

Slavie Federal Savings Bank currently pays a $12,000 per year retirement benefit ($1,000 per month) to its former president, Roger Schueler. Mr. Schueler retired in 2000. The benefit terminates when Mr. Schueler receives an aggregate of $120,000. If Mr. Schueler were to die prior to receiving the full $120,000, the remaining amount owed would be paid to his estate. Through March 31, 2005, we had paid $51,000 of the amount due Mr. Schueler. In May 2001, Slavie Federal Savings Bank purchased an approximately $89,000 annuity contract to fund this liability. As of December 31, 2004, the value of the annuity contract was $51,640.

Employment Agreements

Slavie Federal Savings Bank has entered into employment agreements with Philip E. Logan, Charles E. Wagner, Jr. and Sophie T. Wittelsberger.

Pursuant to Mr. Logan’s employment agreement, he will continue to serve as the president and chief executive officer of Slavie Federal Savings Bank. The term of the agreement initially is two years; however, commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the disinterested members of the board of directors or a committee of disinterested directors will conduct an annual review of Mr. Logan’s performance for purposes of determining whether to extend the agreement an additional year such that the remaining term of the agreement shall again be two years. If the directors do not extend the agreement, then Mr. Logan’s employment agreement will terminate at the end of one year following such anniversary date. Mr. Logan’s employment also will terminate upon the events described below.

The agreement provides for an initial annual salary of $110,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Mr. Logan’s annual compensation, effective January 1, 2005, to $115,000 per year. Mr. Logan may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Mr. Logan was entitled to a bonus of $11,000 for service during 2004.

The agreement terminates upon Mr. Logan’s death, permanent disability, or by mutual written agreement. In addition, Mr. Logan may terminate the agreement for good reason as described in the agreement. Slavie Federal Savings Bank may terminate the agreement for certain events constituting cause as described in the agreement. Slavie Federal Savings Bank may also terminate the agreement at any time without cause provided that Slavie Federal Savings Bank provides sixty days prior written notice to Mr. Logan.

If Mr. Logan terminates the agreement for good reason, or if Slavie Federal Savings Bank terminates Mr. Logan’s employment without cause, Mr. Logan will receive severance pay for the remainder of the term as defined in the agreement equal to Mr. Logan’s current cash compensation. In addition, Slavie Federal Savings Bank will continue to maintain Mr. Logan’s health insurance coverage for the remainder of the term of the agreement.

If Mr. Logan is terminated without cause or terminates his employment for good reason in connection with or after a change in control, he is entitled, instead of the severance payment described above, to a single payment equal to 2.99 times his average annual compensation over the prior five years.

Pursuant to the employment agreement, a “change in control” will occur if:

•

any person or persons acting in concert acquires, whether by purchase, assignment, transfer, pledge or otherwise (including as a result of a redemption of securities), then outstanding voting securities of either Slavie Federal Savings Bank or SFSB, Inc., if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of Slavie Federal Savings Bank or SFSB, Inc., as the case may be;

•

within any twelve-month period (beginning on or after the effective date of the employment agreement) the persons who were directors of either Slavie Federal Savings Bank or SFSB, Inc. immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;

•

the stockholders of either Slavie Federal Savings Bank or SFSB, Inc. approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of either Slavie Federal Savings Bank or SFSB, Inc., as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

•	all or substantially all of the assets of Slavie Federal Savings Bank or SFSB, Inc. are sold, transferred or assigned to any third party.

A change in control shall not be deemed to have occurred: (1) after the completion of the initial public offering of the common stock of SFSB, Inc.; or (2) upon the conversion of Slavie Bancorp, MHC to stock form, or in connection with any reorganization used to effect such a conversion.

Mr. Wagner’s employment agreement states that he will continue to serve as the Senior Vice President and Chief Lending Officer of Slavie Federal Savings Bank. The agreement provides for an initial annual salary of $77,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Mr. Wagner’s annual compensation, effective January 1, 2005, to $80,000 per year. Mr. Wagner may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Mr. Wagner was entitled to an annual bonus of $7,700 for service during 2004. All of the other terms of Mr. Wagner’s employment agreement are identical to those in Mr. Logan’s employment agreement, except, if Mr. Wagner is terminated or terminates his employment for good reason in connection with or after a change in control, he is entitled to a single payment equal to 2.50 times his average annual compensation over the prior five years.

Mrs. Wittelsberger entered into an employment agreement with Slavie Federal Savings Bank on December 30, 2004. This agreement was amended to reflect her new responsibilities. No other terms of her employment agreement were changed as a result of the amendment. The agreement provides for an initial annual salary of $60,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Ms. Wittelsberger’s annual compensation, effective January 1, 2005, to $66,000 per year. Mr. Wittelsberger may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Ms.

Wittelsberger was entitled to an annual bonus of $6,000 for service during 2004. All of the other terms of Mrs. Wittelsberger’s employment agreement are identical to those in Mr. Logan’s employment agreement, except, if Mrs. Wittelsberger is terminated or terminates her employment for good reason in connection with or after a change of control, she is entitled to a single payment equal to 2.00 times her average annual compensation over the prior five years.

Employee Stock Ownership Plan

On December 30, 2004, we implemented an employee stock ownership plan in connection with Slavie Federal Savings Bank’s reorganization into the mutual holding company structure. Employees who are at least 21 years old with at least one year of employment with Slavie Federal Savings Bank are eligible to participate.

As part of the reorganization and stock offering, the employee stock ownership plan trust borrowed $1,166,300 from SFSB, Inc. and used those funds to purchase 116,630 shares of common stock of SFSB, Inc. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Slavie Federal Savings Bank’s discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments.

Pursuant to the loan documents, payment of the principal amount of the loan shall be made in equal annual installments of $58,315. The first payment of principal shall be made on December 30, 2005 and, unless the principal is paid in full by an earlier date, every December 30th thereafter until December 30, 2024. Interest accrues on the outstanding principal amount at a variable rate of interest, adjusted monthly, as of the first day of each month while the principal amount remains outstanding, equal to the prime rate, as defined in the “money rates” section of the The Wall Street Journal. Interest is computed on an annual basis.

The shares of comment stock purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants. Such allocation are based on the ratio of the compensation earned by the employee while a plan participant in the year of allocation to the total compensation earned by all employees while plan participants in the year of allocation. Participants in the plan are not vested in any amount in their accounts before they have completed five years of service. Upon the completion of five years of service, the account balances of participants within the plan become 100% vested. Credit is given for years of service with Slavie Federal Savings Bank’s mutual predecessor prior to the adoption of the plan. A participant’s interest in his account under the plan also fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash.

Slavie Federal Savings Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control (as defined in the plan), the employee stock ownership plan will terminate and participants will become fully vested in their account balances, which will be paid to them.

Directors Drechsler, Logan and Wise serve as trustees of the employee stock ownership plan. Under the plan, the trustees generally must vote all shares allocated to the participants’ accounts in accordance with the instructions of the participants. Unallocated shares and allocated shares for which the participants do not give voting instructions will generally be voted by the trustees. Voting with respect to allocated and unallocated shares is subject to the requirements of applicable law and the fiduciary duties of the trustees.

The employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor.

SHAREHOLDER COMMUNICATIONS

If you would like to contact SFSB, Inc.’s Board of Directors, including a committee of the Board of Directors, you can send an email to c.wagner@slavie.com, or write to the following address: Board of Directors, c/o Corporate Secretary, SFSB, Inc., 1614 Churchville Road, Bel Air, Maryland 21015.

The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis. Communications may be made anonymously and/or confidentially.

SHAREHOLDER PROPOSALS

In order to be included in the proxy materials for SFSB, Inc.’s 2006 Annual Meeting, shareholder proposals submitted to SFSB, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at SFSB, Inc.’s executive offices on or before December 20, 2005.

In addition to any other applicable requirements, for nominations for election to the board of directors outside of the procedures established in the charter of the Nominating Committee of SFSB, Inc. and even if the proposal is not to be included in the proxy statement, pursuant to SFSB, Inc.’s bylaws, the shareholder must give notice in writing to the Secretary of SFSB, Inc. at least 15 days before the date of the annual meeting.

Pursuant to SFSB, Inc.’s bylaws, stockholder proposals at the annual meeting (other than nominations), even if the proposal is not to be included in the proxy statement, will only be considered at the annual meeting if the stockholder submits notice of the proposal to the Secretary of SFSB, Inc. at least five days before the date of the annual meeting. The notice must contain (a) a brief description of the proposal desired to be brought before the annual meeting, and (b) the business, as well as the name and address of such stockholder and the class and number of shares which are owned of record by such stockholder.

OTHER BUSINESS

The management of the SFSB, Inc. does not intend to present any other matters for action at the Special Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Special Meeting. However, if any other matter should properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of SFSB, Inc.

By order of the Board of Directors

June 10, 2005	Philip E. Logan, President,
Chief Executive Officer and Chairman of the Board

APPENDIX A

SFSB, INC.

2005 STOCK OPTION PLAN

1.	Purpose

The purpose of the SFSB, INC. (“Company”) 2005 Stock Option Plan (the “Plan”) is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Slavie Federal Savings Bank (“Bank”) and Slavie Bancorp, MHC, the mutual holding company of the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.	Definitions

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means an award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

“Beneficiary” means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the board of directors of the Company or its Affiliate, as applicable.

“Cause” means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

“Change in Control” means a transaction:

(i) that would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

(ii) that results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iii) in which:

(a)

any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or

(b)

individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or

(c)

a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or

(d)

a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or

(e)

a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding anything in this subsection to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company’s or the Bank’s mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion or other similar transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a Committee of the Board consisting of either (i) two or more Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, the Bank or their affiliates, or in the case of transfers between the Company, the Bank or their affiliates.

“Date of Grant” means the actual date on which an Award is granted by the Committee.

“Director” means a member of the Board.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee’s lifetime.

“Dividend Equivalent Rights” means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

“Effective Date” means the date of approval of the Plan by the Company’s stockholders.

2

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the NASDAQ stock market (as published by The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date, then on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the NASDAQ stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

“Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 9.

“Non-Statutory Stock Option” means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Securities Exchange Act of 1934, as amended, and (ii) if considered appropriate by the Board, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162 of the Code.

“Normal Retirement” means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank’s Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Option” means an Award granted under Section 7 or Section 8.

“Participant” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

“Reload Option” means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

“Termination for Cause” means the termination of employment or termination of service on the Board caused by the individual’s personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3

3.	Plan Administration Restrictions

The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

All transactions involving a grant, award or other acquisition from the Company shall:

(a) be approved by the Company’s full Board or by the Committee; or

(b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.	Types of Awards

Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights and (e) Reload Options.

5.	Stock Subject to the Plan

Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 145,805 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 36,451. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.	Eligibility

Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

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7.	Non-Statutory Stock Options

(a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

(b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing the terms and conditions of the option which shall not be inconsistent with the terms of the Plan.

(c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

(d) Manner of Exercise and Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

(e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate or extend the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

(f) Termination of Employment or Service. Upon the termination of a Key Employee’s employment or upon termination of an Outside Director’s service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant’s Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant’s Non-Statutory Stock Options shall expire upon termination. In the event of termination of service or employment due to the Normal Retirement, or death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for three years following the date of his termination due to Normal Retirement, death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

(g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

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8.	Incentive Stock Options

The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

(b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

(c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the aggregate exercise price of the amount exercisable as a result of a Change in Control, together with the aggregate exercise price of all other Incentive Stock Options first exercisable in the year in which the Change in Control occurs, shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options but shall remain subject to the provisions of this Section 8 to the extent permitted.

(d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee’s evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

(e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock), the Incentive Stock Option granted to him shall not be

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exercisable after the expiration of five years from the Date of Grant. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable following such Change in Control.

(f) Termination of Employment. Upon the termination of a Key Employee’s service for any reason other than Disability, Normal Retirement, Change in Control, death or termination for Cause, the Key Employee’s Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

Upon termination of a Key Employee’s employment due to Normal Retirement, or death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of three years following the date of his cessation of employment, provided however, that any such Option shall not, consistent with applicable law and subject to the provisions of the option agreement, be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee’s death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

(g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

(h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.	Limited Rights

The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

(a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control. The terms and conditions of any Limited Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan.

The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

(b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the

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number of shares with respect to which such Limited Right is being exercised. If provided in the option agreement, the Limited Right may be exercisable for shares of stock of the Company or for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.	Dividend Equivalent Rights

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

(a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

(b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

(c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where (i) the dividend rate exceeds the Bank’s weighted average cost of funds on interest-bearing liabilities for the current quarter, or (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank’s after-tax net income for the current quarter. For purposes of this Section 10, the dividend rate equals the quotient, expressed as a percentage, of (i) the annualized dollar amount of the dividend, and (ii) the last trade price of the Company’s Common Stock on the day immediately before the dividend is declared.

11.	Reload Option

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant’s withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.	Surrender of Option

In the event of a Participant’s termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service

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on the Board and the exercise price per share of the Option. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.	Alternate Option Payment Mechanism

The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

(a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

(b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a “cashless exercise” of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option, together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

(c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock and any such term shall be reflected in the Option agreement. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company’s Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.	Rights of a Stockholder

A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.	Agreement with Participants

Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates, that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.	Designation of Beneficiary

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be

9

revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.	Dilution and Other Adjustments

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee shall make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) Adjustments in the aggregate number of shares of Common Stock that may be awarded under the Plan;

(b) Adjustments in the aggregate number of shares of Common Stock that may be awarded to any single individual under the Plan;

(c) Adjustments in the aggregate number of shares of Common Stock covered by Awards already made under the Plan; or

(d) Adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Related Options or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a “modification” of the Award under Section 424 of the Code.

18.	Effect of a Change in Control on Option Awards

In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

(a) Provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from the registration provisions of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

(b) In the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

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19.	Withholding

There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of tax required by any governmental authority to be withheld. Shares of Common Stock shall be withheld where required from any distribution of Common Stock.

20.	Amendment of the Plan

The Board may at any time, and from time to time, terminate, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange or quotation system (e.g., Nasdaq) on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the Board or the Committee may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

21.	Effective Date of Plan

The Plan shall become effective upon the date of approval of the Plan by the Company’s stockholders.

22.	Termination of the Plan

The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

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IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers, as of the          day of                 , 2005.

Date Approved by Stockholders:

Effective Date:

ATTEST:	SFSB, INC.
Secretary	Chief Executive Officer

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APPENDIX B

SFSB, INC.

2005 RECOGNITION AND RETENTION PLAN

1.	Establishment of the Plan

SFSB, Inc. hereby establishes the SFSB, Inc. 2005 Recognition and Retention Plan (the “Plan”) upon the terms and conditions hereinafter stated in the Plan.

2.	Purpose of the Plan

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Slavie Federal Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.	Definitions

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means the grant by the Committee of Restricted Stock, as provided in the Plan.

“Bank” means Slavie Federal Savings Bank, or a successor corporation.

“Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, “Board” shall refer solely to the Board of the Company.

“Cause” means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

“Change in Control” means a transaction:

(i) that would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

(ii) that results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iv) in which:

(a)

any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or

(b)

individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or

(c)

a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or

(d)

a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or

(e)

a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding anything in this subsection to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company’s or the Bank’s mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion or other similar transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Company” means SFSB, Inc. the stock holding company of the Bank, or a successor corporation.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, the Bank or their affiliates, or in the case of transfers between the Company, the Bank or their affiliates.

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“Director” means a member of the Board.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee’s lifetime.

“Effective Date” means the date of approval of the Plan by the Company’s stockholders.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Securities Exchange Act of 1934, as amended, and (ii) if considered appropriate by the Board, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162 of the Code.

“Normal Retirement” means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank’s Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Recipient” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

“Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

“Restricted Stock” means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.	Administration of the Plan.

4.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

4.2 Plan Administration Restrictions. All transactions involving a grant, award or other acquisition from the Company shall:

(a) be approved by the Company’s full Board or by the Committee; or

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(b) be approved, or ratified, in compliance with Section 14 of the Exchange Act (if applicable), by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

4.3 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.	Eligibility; Awards

5.1 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

5.2 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank’s Charter and Bylaws, the Company’s Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 58,322. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases.

In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board.

No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

5.3 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.2 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the “Restricted Stock Agreement”) setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient’s Restricted Stock and stock power shall be deposited with an escrow agent

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specified by the Company (“Escrow Agent”) who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

5.4 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.	Terms and Conditions of Restricted Stock

The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.1 through 6.8, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

6.1 General Rules. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which (as the Committee shall determine and provide for in the agreement referred to in Section 5.3), the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

6.2 Continuous Service; Forfeiture. Except as provided in Section 6.3, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

6.3 Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control. Notwithstanding the general rule contained in Section 6.1, Restricted Stock awarded to a Recipient whose employment with, or service on, the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient’s last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

6.4 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

6.5 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the SFSB, Inc. 2005 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of SFSB, Inc. 1614 Churchville Road, Bel Air, Maryland 21015.”

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6.6 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.5 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made a election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

6.7 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

6.8 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.3 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.1.

7.	Adjustments Upon Changes in Capitalization

In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.5.

8.	Assignments and Transfers

No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.	Key Employee Rights Under the Plan

No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.	Outside Director Rights Under the Plan

Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

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11.	Withholding Tax

Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the minimum amount of tax required to be withheld by an governmental authority. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.	Amendment or Termination

The Board of the Company may at any time, and from time to time, terminate, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment, shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange or quotation system (e.g., Nasdaq) on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the Board or the Committee may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

13.	Effective Date of the Plan

The Plan shall become effective on the date of approval of the Plan by the Company’s stockholders.

14.	Termination of the Plan

The Plan shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder have vested in the Recipients of such Awards.

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IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers, as of the          day of                 , 2005.

Date Approved by Shareholders:

Effective Date:

ATTEST:	SFSB, INC.
Secretary	President and Chief Executive Officer

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SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE JULY 21, 2005 SPECIAL MEETING OF STOCKHOLDERS

Please complete, date, sign and mail the

detached proxy card in the enclosed postage-prepaid envelope.

DETACH PROXY CARD HERE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” Proposal One and “FOR” Proposal Two.

If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting for the purpose of soliciting additional votes on Proposal One and/or Proposal Two, this proxy will be voted, to the extent legally permissible, by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

Signature

Signature

Date , 2005

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

SFSB, INC.

If you personally plan to attend the Special Meeting of Stockholders please check the box below and list the names of attendees on the reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the Special Meeting to be held on July 21, 2005.    ☐

REVOCABLE PROXY – SFSB, INC.

Special Meeting of Stockholders, July 21, 2005

The undersigned stockholder(s) of SFSB, Inc., does (do) hereby constitute and appoint James D. Wise or Thomas J. Drechsler, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Special Meeting of Stockholders of the SFSB, Inc. to be held at the Slavie Federal Savings Bank Community Room, 1614 Churchville Road, Bel Air, Maryland 21015, on July 21, 2005 at 4:30 p.m. and at any adjournment thereof, and to vote all the shares of SFSB, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below. PLEASE MARK VOTE IN THE APPROPRIATE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	The approval of the SFSB, Inc. 2005 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	The approval of the SFSB, Inc. 2005 Recognition and Retention Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Special Meeting or at any adjournment thereof unless you indicate that you withhold such authority by so indicating below.

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR the approval of the SFSB, Inc. 2005 Stock Option Plan and FOR the approval of the 2005 Recognition and Retention Plan.

IMPORTANT: Please vote, date and sign this proxy and return it in the enclosed postage prepaid envelope. Prompt return of your proxy will assure that your vote will be counted if you are unable to attend the Special Meeting, but will not prevent you from voting in person.

PLEASE LIST
NAMES OF PERSONS ATTENDING